UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  October 9, 2000
                Date of Report (Date of earliest event reported)


                     MID-AMERICA APARTMENT COMMUNITIES, INC.
               (Exact Name of Registrant as Specified in Charter)



        TENNESSEE                   1-12762                 62-1543819
        ---------                   -------                 ----------
(State of Incorporation)    (Commission File Number)    (I.R.S. Employer
                                                      Identification Number)




                          6584 POPLAR AVENUE, SUITE 340
                            MEMPHIS, TENNESSEE 38138
                    (Address of principal executive offices)



                                 (901) 682-6600
               Registrant's telephone number, including area code





             (Former name or address, if changed since last report)

Item 5.  Other events.
----------------------

The following press release was announced on October 9, 2000:

George Cates, Eric Bolton and Simon Wadsworth invite you to join them in a discussion of third quarter operations at Mid-America Apartment Communities, Inc. (NYSEE:MAA).

The call will be Friday, November 3, 2000 at 10:00 a.m., (Central Time), after release the previous evening of 3rd quarter results. This conference is available on digital replay. To access the system for replay, please dial (888) 843-8954 and enter the passcode 2954342 through 11/10/00. The replay will also be available on our web site at www.maac.net.

The conference call-in number:     (800) 837-6858

Moderator's name:                  George E. Cates

The conference ID:                 Mid-America Apartment Communities
                                   or 2954342

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         MID-AMERICA APARTMENT COMMUNITIES, INC.



Date:  October 9, 2000                              /s/ Simon R.C. Wadsworth
      -----------------                        ---------------------------------
                                                   Simon R.C. Wadsworth
                                                   Executive Vice President
                                                   (Principal Financial and
                                                    Accounting Officer)